Exhibit 10.10.5

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                SUMMARY OF APPROVED CHANGES TO THE
                BLUE CROSS CONTROLLED AFFILIATE LICENSE AGREEMENT

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      ACTION         EFFECTIVE DATE                              EXPLANATION
  Replace the        December 31, 1999  Amendments to Paragraph 7(h)(3) -. Amend termination fee
  entire                                language to allow for an equivalent threshold under a successor
  document                              formula by the affirmative vote of three-fourths of the Plans and
  (except                               three-fourths on the then total current weighted vote of all the
  signature                             Plans.  Adopt 425% of MCO-RBC as the "equivalent" commencing
  page).                                12/31/99.

  Replace the        Various            Amendments to Exhibit A -
  entire
  document                             - Eliminate the Quarterly Capital Benchmark worksheet as a
  (except                                BCBSA required report after 6/30/99;
  signature
  page).                               - Add the semi-annual MCO-RBC report as a BCBSA required report starting 12/31/98 and thereafter;

                                       - Eliminate the Quarterly Utilization Report as a BCBSA
                                         required report after 12/31/99;

                                       - Eliminate the Annual Cost Containment Report as a BCBSA
                                         required report effective immediately'

                                       - Add the Semi-Annual Benefit Cost Management Report as a BCBSA
                                         required report starting 6/30/00 and thereafter;

                                       - Eliminate IPDR Program as a required National Program after
                                         1/1/99;

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